UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held on Wednesday, June 4, 2014, at 11:00 a.m. (Eastern Standard Time) at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604 for the purposes of:

1.	Considering and voting upon a proposal to elect eight directors to the Company’s Board of Directors to hold office until the next Annual Meeting;

2.	Considering and voting upon a proposal to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014;

3.	To conduct an advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on April 9, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are again implementing the “Notice and Access” method approved by the Securities and Exchange Commission that allows companies to provide proxy materials to stockholders via the Internet. The Internet will be used as our primary means of furnishing proxy materials to our stockholders. Consequently, stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly.

We will mail our stockholders of record by the close of business on April 21, 2014 a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains specific instructions on how to access those materials via the Internet and vote online, as well as instructions on how to request paper copies. The Company’s Annual Report and the Proxy Statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at http://viewproxy.com/dsssecure/2014.

By order of the Board of Directors

Robert Fagenson Chairman of the Board

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  WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

THE PROPOSALS FOR THE ELECTION OF DIRECTORS AND THE ADVISORY VOTE ON EXECUTIVE COMPENSATION ARE CONSIDERED “NON-ROUTINE” MATTERS. ACCORDINGLY, BROKERS, BANKS, BROKER DEALERS AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON THESE MATTERS WITHOUT SPECIFIC VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNER.

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DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

_____________________

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote on at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of April 9, 2014, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 49,503,954 shares of Common Stock outstanding as of April 9, 2014. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the person or persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a routine proposal comes up for vote at the Annual Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors, on the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2014 and for approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “For” the nominees for director, “For” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2014 and “For” approval of the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Registered Stockholders (Stockholders of Record)

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC (“AST”), you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions contained in the Notice; however, you will not be able to vote in person at the Annual Meeting. If you do not provide specific voting instructions to your nominee holder for each proposal identified on the proxy card, your nominee holder will only be permitted to cast a vote on Proposal 2, ratification of the Company’s independent registered public accountants, but will not be permitted to cast a vote in connection with Proposals 1 or 3.

How do I Vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A.  By mail:  if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Annual Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and
•	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Board on all matters presented in the Proxy Statement and as the proxy representatives may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B.  By Internet:  read the proxy materials and follow the instructions provided in the Notice.

C.  By toll-free telephone:  read the proxy materials and call the toll free number provided for in the proxy voting instructions.

D.  In person at the Annual Meeting.

Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors and for approval of the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table. If you are a beneficial holder of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your share does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on such non-routine matter with respect to your shares. This is generally referred to as a “broker non-vote”.

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If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

A.  By Mail:  If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B.  By Internet.  You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

C.  By toll-free telephone.  You may vote by calling the toll free telephone number found in the proxy voting instructions.

D.  In Person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;
•	submitting a vote at a later time via Internet or telephone before the closure of those voting facilities at 11:59p.m. (Eastern Time) on June 3, 2014; or
•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, or otherwise vote the shares via Internet or telephone, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “For” or “Against” any proposal, or you may “Abstain” from voting on one or more proposals contained in the Proxy Statement. The inspector of elections appointed by the Company will tabulate the votes at the Annual Meeting.

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How many votes are required to elect the nominated persons to the Board of Directors?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to elect the nominees for director.

How many votes are required to ratify the Company’s independent registered public accountants?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014.

How many votes are required to approve the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table?

The advisory vote on executive compensation (Proposal 3) will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory vote described in Proposal 3 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

How many votes are required to approve other matters that may come before the stockholders at the Annual Meeting?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on any permitted proposal brought before the Annual Meeting is required for approval of such additional proposals.

What happens if I don’t indicate how to vote my proxy?

If you are a beneficial holder in street name and you just sign your proxy card without providing further instructions, your shares will not be voted in the election of directors or for the advisory vote on executive compensation. Specific voting instructions are required in order for your nominee holder of record to vote on those proposals. On routine matters that permit discretionary voting, such as ratification of the Company’s independent registered public accountants, your shares may be voted on such matters by the nominee holder of record.

If you are a registered stockholder of record and you just sign your proxy card without providing further instructions, your shares will be voted by your proxy representative in the manner recommended by the Board.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604 on Wednesday, June 4, 2014, at 11:00 a.m. (Eastern Time) and at any adjournments or postponements thereof. Solicitation of proxies may be made by directors, officers and other employees of the Company. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of the proxy materials and the solicitation of proxies. Whether or not you expect to attend the Annual Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions. The Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to all stockholders by April 21, 2014. The proxy voting instructions accompanying the Notice describe the process for voting your shares via the Internet or by telephone. For stockholders who request mailings of the proxy materials, we will begin mailing the proxy materials to stockholders on or about April 28, 2014.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

Stockholders of record at the close of business on April 9, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, and “FOR” Proposals 2 and 3, the persons named in the Proxy (Robert Bzdick, Secretary of the Company, and Jeffrey Ronaldi, Chief Executive Officer of the Company), or either one of them who acts (the “Proxy Representative”), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;

(2)	FOR ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014;

(3)	FOR approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table; and

(4)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “AGAINST” any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will abstain from voting the shares accordingly. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” Proposals 1, 2 and 3 and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 9, 2014, there were 49,503,954 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a “quorum” at the Annual Meeting. New York State law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Certificate of Incorporation or By-Laws. The Company’s By-Laws, as amended, require the election of directors by an affirmative majority of the votes cast at the Annual Meeting on the proposal for election of directors. Under the Company’s By-Laws, as amended, the vote required for approval of all other proposals set forth in the Proxy Statement is an affirmative majority of the votes cast on each such proposal at the Annual Meeting. Proposal No. 3 is non-binding, as discussed below.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director under Proposal 1. In addition, abstentions and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” Proposal 3 of this Proxy Statement. Absent specific voting instructions, nominee holders of record may vote “FOR” or “AGAINST” Proposal 2, or may “ABSTAIN” from voting on Proposal 2, but will not be permitted to vote on Proposals 1 or 3. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of April 9, 2014 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares and shares owned pursuant to warrants or options exercisable within 60 days.

The percentages of shares beneficially owned are based on 49,503,954 shares of our Common Stock issued and outstanding as of April 9, 2014, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on April 9, 2014, plus (b) the number of shares such person has the right to acquire within 60 days of April 9, 2014.

Name	Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned
Robert Fagenson	1,130,776	(1)	2.3%
Jeffrey Ronaldi	552,112	(2)	1.1%
Peter Hardigan	547,161	(3)	1.1%
Robert B. Bzdick	804,885	(4)	1.6%
Jonathon Perrelli	10,000	(5)	*
Ira A. Greenstein	98,857	(6)	*
David Klein	41,382	(7)	*
Warren Hurwitz	10,000	(5)	*
Philip Jones	184,793	(8)	*
All officers and directors as a group (9 persons)	3,380,265		6.6%
5% Shareholders
Hudson Bay Master Fund Ltd. (9)	3,452,202		7.0%

 * Less than1%.

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 (1) Includes 880,776 shares of the Company’s common stock, 50,000 shares of the Company’s common stock issuable upon the exercise of currently exercisable stock options, 100,000 shares of the Company’s common stock held by Mr. Fagenson’s wife, and an aggregate of 100,000 shares of the Company’s common stock held in trusts for Mr. Fagenson’s two adult children, of which Mr. Fagenson is trustee. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of the Company’s common stock held by his wife and the 100,000 shares of the Company’s common stock held in trusts for Mr. Fagenson’s two adult children. Does not include 20,000 options that will not vest within 60 days of April 9, 2014.

(2) Includes 70,445 shares of the Company’s common stock, 444,034 shares of the Company’s common stock issuable upon exercise of stock options within 60 days of April 9, 2014, and 13,402 shares of the Company’s common stock issuable upon exercise of warrants with an exercise price of $4.80. Does not include 763,067 options that will not vest within 60 days of April 9, 2014. Also includes 19,580 shares held in escrow by American Stock Transfer and Trust Company, LLC.(the “Escrow Shares”) issued to the shareholder on July 1, 2013. These Escrow Shares will be released to shareholder if and when the closing price per share of the Company's Common Stock exceeds $5.00 per share (as adjusted for stock splits, stock dividends and similar events) for 40 trading days within a continuous 90 day trading period following July 1, 2013. If prior to July 1, 2014, such threshold is not achieved, the Escrow Shares will be canceled and returned to treasury.

(3) Includes 81,834 shares of the Company’s common stock, 424,310 shares of the Company’s common stock issuable upon exercise of stock options within 60 days of April 9, 2014, and 18,679 shares of the Company’s common stock issuable upon exercise of warrants with an exercise price of $4.80. Does not include 723,619 options that will not vest within 60 days of April 9, 2014. Also includes 27,289 shares held in escrow by American Stock Transfer and Trust Company, LLC.(the “Escrow Shares”) issued to the shareholder on July 1, 2013. These Escrow Shares will be released to shareholder if and when the closing price per share of the Company's Common Stock exceeds $5.00 per share (as adjusted for stock splits, stock dividends and similar events) for 40 trading days within a continuous 90 day trading period following July 1, 2013. If prior to July 1, 2014, such threshold is not achieved, the Escrow Shares will be canceled and returned to treasury.

(4) Includes 565,437 shares of the Company’s common stock, and 239,448 shares of the Company’s common stock issuable upon the exercise of stock options within 60 days of April 9, 2014. Does not include 125,895 options that will not vest within 60 days of April 9, 2014.

(5) Includes 10,000 shares of the Company common stock issuable upon exercise of stock options. Does not include 20,000 options that will not vest within 60 days of April 9, 2014.

(6) Includes 28,857 shares of the Company’s common stock, and 70,000 shares of the Company’s common stock issuable upon the exercise of stock options within 60 days of April 9, 2014. Does not include 40,000 options that will not vest within 60 days of April 9, 2014.

(7) Includes 3,882 shares of the Company’s common stock, and 37,500 shares of the Company’s common stock issuable upon the exercise of stock options within 60 days of April 9, 2014. Does not include 40,000 options that will not vest within 60 days of April 9, 2014.

(8) Includes 184,793 shares of the Company’s common stock issuable upon the exercise of options within 60 days of April 9, 2014. Does not include 79,586 options that will not vest within 60 days of April 9, 2014.

(9) To the best of our knowledge, the shareholder has rights to 1,402,800 shares of Common Stock issuable upon exercise of warrants at an exercise price of $4.80 issued to the shareholder on July 1, 2013 and 2,049,402 shares held in escrow by American Stock Transfer and Trust Company, LLC.(the “Escrow Shares”) issued to the shareholder on July 1, 2013. Hudson Bay Capital Management, L.P., the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over the securities held by Hudson Bay Master Fund Ltd.. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Sander Gerber disclaims beneficial ownership over these securities. These Escrow Shares will be released to shareholder if and when the closing price per share of the Company's Common Stock exceeds $5.00 per share (as adjusted for stock splits, stock dividends and similar events) for 40 trading days within a continuous 90 day trading period following July 1, 2013. If prior to July 1, 2014, such threshold is not achieved, the Escrow Shares will be canceled and returned to treasury.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2013, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act except that former director John E. Cronin filed one Form 4 late for one transaction.

 Transactions with Related Persons

 During 2013 and 2012, the Company paid consulting fees of approximately $188,000 and $54,000, respectively, to Patrick White, its former CEO, under a consulting agreement and expects to pay an aggregate amount of approximately $175,000 in future monthly payments through the expiration of the agreement in March 2015.

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, specify that the number of directors shall be at least three and no more than nine persons, unless otherwise determined by a vote of the majority of the Board of Directors. All of the nominees named below have been nominated by the Company to stand for election as incumbents. Each director of the Company serves for a one-year term (or until the next annual meeting of stockholders) or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

On July 1, 2013, DSSIP, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of the Company merged with and into DSS Technology Management., Inc. (f/k/a Lexington Technology Group, Inc.), a Delaware corporation (“DSSTM”), pursuant to the terms and conditions an Agreement and Plan of Merger, dated as of October 1, 2012, by and among the Company, DSSTM, Merger Sub and Hudson Bay Master Fund Ltd. (“Hudson Bay”), as representative of DSSTM’s stockholders (the “Merger”). Effective on July 1, 2013 (the “Closing Date”), as a result of the Merger, DSSTM became a wholly-owned subsidiary of the Company.

The board of directors of the Company following the Merger consists of eight (8) directors, four designated by DSSTM and four designated by the Company. Of the director nominees below, Messrs. Ronaldi, Hardigan, Perrelli, and Hurwitz were designated by DSSTM and have served as directors since the Closing Date of the Merger. In connection with the Merger, effective on the Closing Date, David Wicker, Roger O’Brien, and John Cronin resigned from the board of directors of the Company.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

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BOARD NOMINEES

Name	Age
Robert B. Fagenson	64
Jeffrey Ronaldi	48
Peter Hardigan	38
Robert B. Bzdick	59
Jonathon Perrelli	42
Ira A. Greenstein	53
David Klein	50
Warren Hurwitz	49

The principal occupation and business experience for each director nominee, for at least the past five years, is as follows:

Robert B. Fagenson spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of the largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has since been the Chief Executive Officer of Fagenson & Co., Inc., a 50 year old broker dealer that is engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson & Co., Inc. transferred its brokerage operations, accounts and personnel to National Securities Corporation and now operates as a branch office of that firm. On April 4, 2012, Mr. Fagenson was elected Chairman of the Board of National Holdings Corporation which is the parent of National Securities Corporation, a full line broker dealer with offices around the United States.

During his career as a member of the New York Stock Exchange beginning in 1973, Mr. Fagenson has served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the NYSE Board in 2003 and served as a director until the Board was reconstituted with only non-industry directors in 2004.

Mr. Fagenson has previously served on the boards of a number of public companies and is presently the Non-Executive Chairman of the Board of Directors of Document Security Systems, Inc. He has served as a director for the Company since 2004, and as the Board’s Non-Executive Chairman since 2008. He is also a member of the Board of Directors of Cash Technologies Corp., and is also a Director of the National Organization of Investment Professionals (NOIP).

In addition to his business related activities, Mr. Fagenson serves as Vice President and a director of New York Services for the Handicapped, Treasurer and director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and director of the New York City Police Museum and as a member of the Board of the Sports and Arts in Schools Foundation. He is a member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970.

Jeffrey Ronaldi has served has as the Company’s Chief Executive Officer and director since the closing of the Merger on July 1, 2013. Mr. Ronaldi had previously served as DSSTM’s Chief Executive Officer since November 9, 2012. He also has served since July 2011 as Managing Director at HPR Capital, LLC; since January 2008 he has also served as Managing Partner of CTD Group, LLC and since June 2005, he has served as Managing Director of SSL Services, LLC. From November 2008 to November 2010, he served as Chief Executive Officer at Turtle Bay Technologies, an intellectual property management firm that provides strategic capital, asset management services and guidance for intellectual property owners. Since August 2008, Mr. Ronaldi has provided consulting services to Juridica Investments Ltd., a closed-end investment fund listed on the Alternative Investment Market (AIM) of the London Stock Exchange. Mr. Ronaldi’s experience with Turtle Bay Technologies and management of intellectual property qualifies him to serve on our board of directors.

Peter Hardigan has served as the Company’s Chief Operating Officer and director since the closing of the Merger on July1, 2013. Mr. Hardigan had previously served as DSSTM’s Chief Operating Officer and a director since inception. Prior to joining DSSTM, from August 2011 to August 2012, Mr. Hardigan was the Chief Financial Officer and Head of Investment Management at IP Navigation Group, LLC (IPNav), where he was responsible for financial assessment of IPNav portfolio acquisitions. From September 2007 to August 2011, Mr. Hardigan was Principal at Charles River Associates in New York and Frankfurt, where he represented a range of Fortune 500 Companies and institutional investors involved in IP monetization. Prior to joining Charles River Associates, from February 2005 to September 2007, Mr. Hardigan was a licensing officer at Columbia Technology Ventures, where he was responsible for evaluation, commercial development and licensing of CTV’s life sciences portfolio. Prior to CTV, from April 1999 to July 2003, Mr. Hardigan was a strategy consultant at Mainspring and IBM Business Consulting Services (following IBM’s acquisition of Mainspring) where he advised Fortune 500 life sciences, financial services, and consumer goods firms, with a focus on portfolio strategy and business development. Mr. Hardigan holds an MBA from Columbia University and a B.A. from the University of Chicago. Mr. Hardigan’s experience and leadership as an executive officer and director of DSSTM and experience in intellectual property monetization qualify him to serve on the Company’s board of directors.

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Robert B. Bzdick joined the Company on February 17, 2010 as Chief Operating Officer after the Company’s acquisition of its wholly-owned subsidiary, Premier Packaging Corporation, for which Mr. Bzdick was the Chief Executive Officer. Mr. Bzdick became a director of the Company in March 2010 and Chief Executive Officer in December 2012. Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company on July 1, 2013. Prior to founding Premier Packaging Corporation in 1989, Mr. Bzdick held positions of Controller, Sales Manager, and General Sales Manager at the Rochester, New York division of Boise Cascade, LLC (later Georgia Pacific Corporation). Mr. Bzdick has over 29 years of experience in manufacturing and operations management in the printing and packaging industry. Mr. Bzdick brings his considerable packaging and printing industry experience to the Company.

Ira A. Greenstein is President of Genie Energy Ltd., an energy services company. Prior to joining Genie Energy Ltd. in December 2011, Mr. Greenstein served as President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services and continues to serve as counsel to the Chairman. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Business Department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves on the boards of Ohr Pharmaceutical, Inc., NanoVibronix Inc., Regal Bank of New Jersey and Arista Power, Inc. Mr. Greenstein is a member of the Dean’s Council of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Mr. Greenstein provides the Company with significant public company management experience, particularly in regards to legal and corporate governance matters, mergers and acquisitions, and strategic planning. In addition, Mr. Greenstein’s extensive legal experience has provided the Company insights and guidance throughout the Company’s patent litigation initiatives.

David Klein is Senior Vice President, Treasurer & Controller for Constellation Brands, Inc. (NYSE:STZ). Mr. Klein, who has been with Constellation since September 2004, has also served in the capacities of Vice President, Business Development and Chief Financial Officer of Constellation Europe. Mr. Klein is responsible for the company’s $7B debt portfolio, overall capital structure and cash flow management, accounting, external and internal reporting, currency and commodity risk management, and the global financial shared service center. At Constellation, Mr. Klein has held leading roles on several domestic and international acquisitions, divestitures and joint ventures. Preceding his tenure at Constellation Brands, Mr. Klein was Chief Financial Officer at Montana Mills Bread Co., Inc., (NYSE:MMX) where he worked the transition from private to public company and the subsequent sale of Montana Mills Bread Co., Inc., to Krispy Kreme Doughnuts Inc. Mr. Klein holds a Bachelor’s Degree in Economics from SUNY Geneseo and a MBA from SUNY Buffalo. Mr. Klein has served as a director of the Company since June 2013.

Warren Hurwitz has served as a director of the Company since the closing of the Merger on July 1, 2013. Mr. Hurwitz has served since March 2005 as a partner of Altitude Capital Partners, a private investment fund that he co-founded that is focused on investing in, enforcing and protecting the rights of intellectual property assets. Prior to Altitude Capital Partners, Mr. Hurwitz was a Senior Vice President at HSBC Capital (USA), the U.S. private equity arm of HSBC Group, from May 2001 through June 2004 and has held various positions within HSBC Markets (USA) Inc. from June 1994 through May 2001. Mr. Hurwitz received his B.A. degree in Economics from the State University of New York at Albany and his MBA from Fordham University. Mr. Hurwitz’s experience with Altitude Capital Partners and the investment, enforcement and protection of intellectual property rights qualify him to serve on our board of directors.

Jonathon Perrelli has served as a director of the Company since the closing of the Merger on July 1, 2013. Mr. Perrelli is the Founder of Fortify Ventures LLC, a seed and early stage venture fund, and has served as Managing Director since May 2011. Mr. Perrelli is the Founder of SecureForce, LLC, or SecureForce, a cyber-security solutions provider serving the United States Department of Defense and Intelligence, and served as President and Chief Executive Officer from December 2003 until December 2012. Since January 2011, Mr. Perrelli has served as the Chairman of the Board of SecureForce. In addition to SecureForce, Mr. Perrelli currently serves as a director of Inertial Labs Inc. and Venga, Inc. Mr. Perrelli’s experience and leadership as an executive officer and director in technology and security companies qualify him to serve on the Company’s board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our directors or nominees which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Effective as of August 14, 2013, each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. The independent director who serves as chairman of the board’s Audit Committee is entitled to receive additional compensation of $6,000 per year. The independent directors who serve as chairman of each of the board’s Compensation and Management Resources Committee and Nominating and Corporate Governance Committee is entitled to receive additional compensation of $3,000 per year. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2013 Employee, Director and Consultants Equity Incentive Plan. Non-independent members of the Board of Directors do not receive cash compensation in their capacity as directors, except for reimbursement of travel expenses.

From January 1, 2013 through August 14, 2013, our independent director compensation policy was as follows. Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) was  entitled to receive $12,000 per year in cash compensation soon after the end of each fiscal year, so long as the director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. The independent director serving as Chairman of the Board was entitled to receive $36,000 in cash compensation. Non-independent members of the Board of Directors did not receive cash compensation in their capacity as directors, except for reimbursement of travel expenses. . In January 2013, each non-executive director received an automatic, pre-determined options grant in accordance with the Company’s 2004 Non-Executive Director Stock Option Plan, which plan was terminated in June 2013 and replaced by the Company’s 2013 Employee, Director and Consultant’s Equity Incentive Plan.

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2013:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Total
	($)	($)	($)	($)

Robert B. Fagenson	27,000	-	28,700	55,700
Ira A. Greenstein	16,500	-	28,700	45,200
David Klein	17,000	-	21,125	38,125
John Cronin (2)	6,000	-	3,788	9,788
Roger O’Brien (3)	6,000	-	2,525	8,525
Jonathon Perrelli (4)	9,000		18,600	27,600
Warren Hurwitz (5)	11,500		18,600	30,100

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 8 to our financial statements for the year ended December 31, 2013.

(2)	Mr. Cronin resigned as a director on July 1, 2013.

(3)	Mr. O’Brien resigned as a director on July 1, 2013.

(4)	Mr. Perrilli was elected as a director of the Company on July 1, 2013.

(5)	Mr. Hurwitz was elected as a director of the Company on July 1, 2013.

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Board of Directors and Committees

The Company has determined that each of the following directors, Messrs. Hurwitz, Fagenson, Greenstein, Perrelli and Klein, qualify as independent directors (as defined under Section 803 of the NYSE MKT LLC Company Guide).

In fiscal 2013, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2013, the Board held six meetings and acted by written consent on five occasions. The Board’s independent directors met in executive session on one occasion outside the presence of the non-independent directors and management.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held four meetings in 2013. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. The Audit Committee is currently comprised of David Klein, its Chairman, Robert Fagenson and Warren Hurwitz. David Klein is qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended. Each of the members of the Audit Committee is an independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide).  The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

 The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company's executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held one meeting in 2013.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans.  The Compensation and Management Resources Committee currently consists of Ira Greenstein, its Chairman, Robert Fagenson, and Jonathon Perrelli. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company's executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers  (a) all elements of  compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company's major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee's purpose.

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The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company's Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer's performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles.  The Nominating and Corporate Governance Committee currently consists of Ira Greenstein, its Chairman, Warren Hurwitz and David Klein, all of whom are independent directors (as defined under Section 803 of the NYSE MKT LLC Company Guide).  The Nominating and Corporate Governance Committee held two meetings in 2013. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.  The Nominating and Corporate Governance Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders.  In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Robert Fagenson currently serves as Chairman of the Board and Jeffrey Ronaldi currently serves as Chief Executive Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

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DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, with respect to an election to be held at the 2015 Annual Meeting of Stockholders, no later than September 18, 2014. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Robert Fagenson, Chairman of the Board, 28 East Main Street, Suite 1525, Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Section 803 of the NYSE MKT LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2013, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE MKT LLC Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 26, 2014.

David Klein, Audit Committee Chairman

Robert Fagenson

Warren Hurwitz

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EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of April 9, 2014 are Jeffrey Ronaldi, Chief Executive Officer, Peter Hardigan, Chief Operating Officer, Robert Bzdick, President and Philip Jones, Chief Financial Officer. The biographies for each of Jeffrey Ronaldi, Peter Hardigan and Robert Bzdick are contained herein in the information disclosures relating to the Company’s nominees for director.

Philip Jones, 45, joined the Company in 2005 as Controller and Principal Accounting Officer and has been the Company’s Chief Financial Officer since May 2009. Mr. Jones also serves as the Company’s Vice President of Finance and Treasurer. Prior to joining the Company, Mr. Jones held financial management positions at Zapata Corporation, a public holding company, and American Fiber Systems, a private telecom company. In addition, Mr. Jones was a CPA at PriceWaterhouseCoopers and Arthur Andersen. Mr. Jones holds a Bachelor’s Degree in Economics from SUNY Geneseo and a MBA from the Rochester Institute of Technology.

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by persons serving as the Company’s Chief Executive Officer during 2013 and its two other most highly compensated executive officers who served the Company in 2013, referred to herein collectively as the “named executive officers”, or NEOs, for services rendered to us for the years ended December 31, 2013 and 2012:

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards (1)	All Other Compensation (2)	Total
		($)	($)	($)		($)	($)	($)
Jeffrey Ronaldi	2013	137,308	-	-		753,910	-	969,028
Chief Executive Officer (3)	2012	-	-	-		-	-	-

Robert B. Bzdick	2013	220,000	147,320	-		-	23,575	390,895
President & Former Chief Executive Officer (4)	2012	240,000	97,458	-		412,398	21,505	771,361

Peter Hardigan	2013	98,077	-		-	753,910	-	929,797
Chief Operating Officer (5)	2012	-	-		-	-	-	-

Philip Jones	2013	121,154	25,000	-		-	1,212	147,366
Chief Financial Officer	2012	120,000	-	-		143,741	-	263,741

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 8 to our financial statements for the year ended December 31, 2013.

(2)	Includes health insurance premiums and automobile expenses paid by the Company.

(3)	Effective July 1, 2013, Mr. Ronaldi was appointed as Chief Executive Officer of the Company. He was previously Chief Executive Officer of Lexington Technology Group, Inc.

(4)

Effective December 1, 2012, Mr. Bzdick was appointed as Chief Executive Officer of the Company. He had previously served as the Company’s Chief Operating Officer since February 2010. Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company on July 1, 2013.

(5)	Effective July 1, 2013, Mr. Hardigan was appointed as Chief Operating Officer of the Company. He was previously Chief Operating Officer of Lexington Technology Group, Inc.

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Employment and Severance Agreements

On February 12, 2010, the Company entered into a five-year employment agreement with Robert Bzdick to serve as Chief Operating Officer of the Company (the “Bzdick Employment Agreement”). The Bzdick Employment Agreement automatically renews for a successive five-year term unless either party gives notice to the other at least 90 days prior to the expiration of the initial term of its desire to terminate the Bzdick Employment Agreement. Under the Bzdick Employment Agreement, Mr. Bzdick is entitled to an annual base salary of $240,000 and an annual bonus of 10% of the adjusted net income of the Company’s packaging division.  If the Company elects not to renew the term for an additional five years for any reason except for cause, the Company will be obligated to pay Mr. Bzdick $100,000 per year and health insurance premiums for Mr. Bzdick and his family for five years. The Bzdick Employment Agreement also provides for non-competition covenants by Mr. Bzdick in favor of the Company for the longer of (i) one year after the term of employment, or (ii) any period during which Mr. Bzdick receives severance payments.

On October 1, 2012, the Company and Robert Bzdick entered into Amendment No. 1 to the Bzdick Employment Agreement (the “Bzdick Amendment”) which amended certain terms and provisions of the Bzdick Employment Agreement. The Bzdick Amendment became effective on July 1, 2013, the date of closing of the Merger. Pursuant to the Bzdick Amendment, among other things, (i) the term of the Bzdick Employment Agreement is reduced from February 12, 2015 to December 31, 2014, and such term will be renewed automatically for a succeeding period of five years on the same terms and conditions as set forth in the Bzdick Amendment, unless either party, at least 90 days prior to expiration of the term, provides written notice to the other party of its intention not to renew the term, (ii) if the Company elects not to renew the term, the Company will pay Mr. Bzdick $300,000, which shall be payable as follows: $100,000 on the first anniversary of such non-renewal, and $50,000 on each of the second through fifth anniversaries after such non-renewal, and (iii) Mr. Bzdick’s salary will be decreased from $240,000 annually to $200,000 annually upon the effective date of the Bzdick Amendment. Upon consummation of the Merger, the Company paid to Mr. Bzdick a bonus equal to $50,000. In November 2012, the Company granted Mr. Bzdick options to purchase up to 150,000 shares of the Company’s common stock at an exercise price of $3.00 per share exercisable until September 21, 2017. These options fully vested upon closing of the Merger. In November 2012, the Company also granted Mr. Bzdick options to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $3.00 per share, exercisable until September 21, 2017. These options will vest ratably over 12 calendar quarters, commencing on December 31, 2012. Mr. Bzdick was appointed Chief Executive Officer of the Company in December 2012. Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company on July 1, 2013.

On October 1, 2012, the Company entered into a letter agreement with Philip Jones (the “Jones Letter Agreement”) which became effective on the date of consummation of the Merger. Under the Jones Letter Agreement, upon termination of Mr. Jones’ employment for any reason by the Company, the Company will pay Mr. Jones severance in the amount of his current base salary, payable in bi-weekly installments in accordance with the Company’s regular payroll practices, for a period of 12 months. In November 2012, the Company granted Mr. Jones options to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $3.00 per share, exercisable until September 21, 2017. These options will vest ratably over 12 calendar quarters commencing on December 31, 2012.

On July 1, 2013, the Company assumed all of the duties, obligations and liabilities of DSSTM under (i) the employment agreement with Jeffrey Ronaldi, dated November 20, 2012 (the “Ronaldi Agreement”), and (ii) the amended employment agreement with Peter Hardigan, dated November 20, 2012 (the “Hardigan Agreement”).

The Ronaldi Agreement has an initial term of three years, commencing on November 9, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Ronaldi prior to the commencement of the next renewal term. The Ronaldi Agreement provides for an annual base salary of $350,000 and an annual discretionary bonus based upon Mr. Ronaldi’s and the Company’s achievement of annual performance objectives, as determined by the Board. The Company also exchanged 1,000,000 options to purchase shares of the Company’s Common Stock at an exercise price of $3.00 per share for 1,800,000 non-statutory options to purchase shares of DSSTM’s common stock previously granted to Mr. Ronaldi. The Ronaldi Agreement also provides for Mr. Ronaldi’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Ronaldi for reasonable travel, entertainment, mileage and other business expenses.

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The Ronaldi Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Ronaldi’s election upon thirty days prior written notice. If the Company terminates Mr. Ronaldi without cause, then the Company will pay Mr. Ronaldi: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Ronaldi Agreement, but no less than six months’ base salary (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Ronaldi Agreement and (iii) reimbursement of business expenses incurred by Mr. Ronaldi prior to termination. The Ronaldi Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Ronaldi’s employment with the Company.

The Hardigan Agreement has an initial term of one year, commencing on August 1, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Hardigan prior to the commencement of the next renewal term. The Hardigan Agreement provides for an annual base salary of $250,000, effective August 1, 2012, and an annual discretionary bonus based upon Mr. Hardigan’s and the Company’s achievement of annual performance objectives, as determined by the Board. The Company also exchanged 1,000,000 options to purchase shares of the Company’s Common Stock at an exercise price of $3.00 per share for 1,800,000 non-statutory options to purchase shares of DSSTM’s common stock previously granted to Mr. Hardigan. The Hardigan Agreement also provides for Mr. Hardigan’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Hardigan for reasonable travel, entertainment, mileage and other business expenses.

The Hardigan Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Hardigan’s election upon thirty days prior written notice. If the Company terminates Mr. Hardigan without cause, then the Company will pay Mr. Hardigan: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Hardigan Agreement, but no less than six months’ base salary, (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Hardigan Agreement and (iii) reimbursement of business expenses incurred by Mr. Hardigan prior to termination.

The Hardigan Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Hardigan’s employment with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2013:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Option Exercise Price	Option Expiration Date
	(#)	(#)		(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	50,000	-	,	-	-	4.00	2/11/2014
	50,000	-	,	-	-	3.29	1/28/2015
	50,000	-	,	-	-	4.00	1/28/2015
	20,000	-	,	-	-	3.23	6/10/2015
	41,667	58,333	(1)	-	-	3.00	11/19/2017
Robert B. Bzdick	41,667	58,333	(1)	-	-	3.00	11/19/2017
	150,000	-		-	-	3.00	11/19/2017
Jeffrey Ronaldi	208,333	791,667	(2)	-	-	3.00	11/20/2022
Peter Hardigan	208,333	791,667	(2)			3.00	11/20/2022

(1) Vests as to one-twelfth of the shares subject to the option in equal quarterly installments commencing on 12/31/2012.

(2) One half of these options shall vest in 12 equal quarterly tranches, with the first tranches having vested as of February 15, 2013, and May 15, 2013 and the remaining tranches vesting on each of August 15, November 15, February 15 and May 15 thereafter through August 15, 2015. Following the completion of the Merger on July 1, 2013, the remaining one half of these options shall vest in 12 equal tranches, with a tranche to vest on the last day of each calendar quarter commencing on September 30, 2013.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2013 with respect to our equity compensation plans.

	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))
Plan Category	(a)	(b)	(c)	(d)

Equity compensation plans approved by security holders
2013 Employee, Director and Consultant Equity Incentive Plan	-	4,073,898	$3.25	1,926,102
Equity compensation plans not approved by security holders
Contractual warrant grants for services	-	608,064	4.02	-

Total	-	4,681,962	$3.35	1,926,102

In connection with the Merger, we have adopted the 2013 Employee, Director and Consultant Equity Incentive Plan, or the 2013 Plan, which was approved by our stockholders on June 20, 2013.

The 2013 Plan replaces our Amended and Restated 2004 Employee Stock Option Plan and Amended and Restated 2004 Non-Executive Director Stock Option Plan, which were terminated with the remaining 1,490,916 and 313,000 authorized shares thereunder, respectively, cancelled.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2014.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the 2014 Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the 2014 Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2013 and 2012 were approximately $188,000 and $149,000, respectively.

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Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to registration statements and consultation on financial accounting or reporting standards for the years ended December 31, 2013 and 2012 were approximately $103,000 and $59,000, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the year ended December 31, 2013 and 2012 were approximately $34,000 and $15,000, respectively.

All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2013 and 2012.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company's Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2014 Proxy Statement, as such compensation is disclosed in the Company’s 2014 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the board of directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the board of directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the board of directors, any Board committee or the Company.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

ANNUAL REPORT

For stockholders receiving the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available on-line at http://viewproxy.com/dsssecure/2014 by April 21, 2014. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received the Notice and would also like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by calling 1(877) 777-2857 toll free, by logging on to http://viewproxy.com/dsssecure/2014, or by submitting a request by email to requests@viewproxy.com .

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2015 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1% of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Robert Fagenson, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614. The Company may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials. Under our bylaws, such notices should include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

Stockholders who wish to make a proposal at the 2015 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us and submit such proposal by September 18, 2014. The proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal only if it is properly brought before the meeting.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

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Stockholders are urged to vote according to the instructions provided without delay.

By order of the Board of Directors

Robert Fagenson Chairman of the Board

Rochester, New York
April 10, 2014

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DOCUMENT SECURITY SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Bzdick and Jeffrey Ronaldi and each of them, proxies, with full powers of substitution to each vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 4, 2014 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2 AND 3.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held On June 4, 2014

The following Proxy Materials are available for your review at
http://www.viewproxy.com/dsssecure/2014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS, FOR PROPOSALS 2 AND 3.

Please mark your votes like this ☒

1. Election of Directors

NOMINEES:	FOR	AGAINST	ABSTAIN
01 Robert B. Fagenson	☐	☐	☐
02 Jeffrey Ronaldi	☐	☐	☐
03 Peter Hardigan	☐	☐	☐
04 Robert B. Bzdick	☐	☐	☐
05 Jonathon Perrelli	☐	☐	☐
06 Ira A. Greenstein	☐	☐	☐
07 David Klein	☐	☐	☐
08 Warren Hurwitz	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

☐FOR ☐AGAINST ☐ABSTAIN

☐FOR ☐AGAINST ☐ABSTAIN

I plan on attending the meeting ☐

Signature ______________________ Signature ______________________ Date ______________________, 2014

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY